Exhibit 24.2

POWER OF ATTORNEY

I, Karen W. Katz, the undersigned director and officer of The Neiman Marcus Group, Inc., do hereby constitute and appoint Nelson A. Bangs and James E. Skinner, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and officer and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in the capacity indicated below, any and all amendments (including post-effective amendments) hereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 8th day of October, 2010.

Signature	Capacity	Date

/s/ Karen W. Katz	President and Chief Executive Officer	October 8, 2010
Karen W. Katz

POWER OF ATTORNEY

I, Karen W. Katz, the undersigned director and officer of Neiman Marcus, Inc., do hereby constitute and appoint Nelson A. Bangs and James E. Skinner, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and officer and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in the capacity indicated below, any and all amendments (including post-effective amendments) hereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 8th day of October, 2010.

Signature	Capacity	Date

/s/ Karen W. Katz	President and Chief Executive Officer	October 8, 2010
Karen W. Katz

POWER OF ATTORNEY

I, Karen W. Katz, the undersigned director and officer of NM Financial Services, Inc., do hereby constitute and appoint Nelson A. Bangs and James E. Skinner, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and officer and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in the capacity indicated below, any and all amendments (including post-effective amendments) hereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 8th day of October, 2010.

Signature	Capacity	Date

/s/ Karen W. Katz	President, Chief Executive Officer and Director	October 8, 2010
Karen W. Katz

POWER OF ATTORNEY

I, Karen W. Katz, the undersigned director and officer of BergdorfGoodman.com, LLC, do hereby constitute and appoint Nelson A. Bangs and James E. Skinner, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and officer and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in the capacity indicated below, any and all amendments (including post-effective amendments) hereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 8th day of October, 2010.

Signature	Capacity	Date

/s/ Karen W. Katz	Manager and Vice President	October 8, 2010
Karen W. Katz

POWER OF ATTORNEY

I, Karen W. Katz, the undersigned director and officer of Bergdorf Goodman, Inc., do hereby constitute and appoint Nelson A. Bangs and James E. Skinner, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and officer and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in the capacity indicated below, any and all amendments (including post-effective amendments) hereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 8th day of October, 2010.

Signature	Capacity	Date

/s/ Karen W. Katz	Vice President and Director	October 8, 2010
Karen W. Katz

POWER OF ATTORNEY

I, Karen W. Katz, the undersigned director and officer of Bergdorf Graphics, Inc., do hereby constitute and appoint Nelson A. Bangs and James E. Skinner, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and officer and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in the capacity indicated below, any and all amendments (including post-effective amendments) hereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 8th day of October, 2010.

Signature	Capacity	Date

/s/ Karen W. Katz	Vice President and Director	October 8, 2010
Karen W. Katz

POWER OF ATTORNEY

I, Karen W. Katz, the undersigned director and officer of Neiman Marcus Holdings, Inc., do hereby constitute and appoint Nelson A. Bangs and James E. Skinner, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and officer and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in the capacity indicated below, any and all amendments (including post-effective amendments) hereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 8th day of October, 2010.

Signature	Capacity	Date

/s/ Karen W. Katz	President, Chef Executive Officer and Director	October 8, 2010
Karen W. Katz

POWER OF ATTORNEY

I, Karen W. Katz, the undersigned director and officer of Worth Avenue Leasing, Inc., do hereby constitute and appoint Nelson A. Bangs and James E. Skinner, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and officer and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in the capacity indicated below, any and all amendments (including post-effective amendments) hereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 8th day of October, 2010.

Signature	Capacity	Date

/s/ Karen W. Katz	President, Chief Executive Officer and Director	October 8, 2010
Karen W. Katz